                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-8382

                         SCUDDER STRATEGIC INCOME TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            222 SOUTH RIVERSIDE PLAZA
                                CHICAGO, IL 60606
                       --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Strategic Income Trust

Annual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Trustees and Officers

<Click Here> Additional Information

Investments in mutual funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

Average Annual Total Returns
Scudder Strategic Income Trust	1-Year	3-Year	5-Year	Life of Fund*
Based on Net Asset Value(a)	25.52%	12.96%	10.03%	10.53%
Based on Market Price	43.74%	15.77%	7.84%	11.01%
CS First Boston High Yield Index(b)	26.57%	11.64%	5.91%	7.75%
CS First Boston High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-USD World Government Bond Currency Hedged Index (15%), J.P. Morgan Emerging Markets Bond Index Plus (10%)(b)	17.06%	9.92%	6.86%	6.38%

* The Fund commenced operations on April 24, 1994. Index comparisons begin April 30, 1994.
Net Asset Value and Market Price
	As of 11/30/03	As of 11/30/02
Net Asset Value	$ 12.73	$ 11.10
Market Price	$ 14.25	$ 10.85

Distribution Information
Twelve Months: Income Dividends	$ 1.08
November Income Dividend	$ .09
Current Annualized Distribution Rate (based on net asset value)+	8.48%
Current Annualized Distribution Rate (based on market price)+	7.58%

Performance is historical, assumes reinvestment of all dividends and capital gains and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Notes to Performance Summary

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. The blended index is also disclosed since it is more representative of the securities in which the Fund invests. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Scudder Strategic Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Strategic Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of DeIM, serves as sub-advisor to the fund, effective September 2, 2002. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management.

Portfolio Management Team

Jan C. Faller, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund team in 2000.

• Over 12 years of investment industry experience.

• PanAgora Asset Management, bond and currency investment manager from 1995 to 1999.

• MBA, Amos Tuck School, Dartmouth College.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 1998 and the fund team in 2002.

• Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund team in 2002.

• Prior to that, Fixed Income Analyst, Fidelity Investments, from 1991-1996.

• Head of Fixed Income Enhanced Strategies & Mutual Funds Group, portfolio manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates: New York.

• MBA, Yale University.

Brett Diment

Managing Director of Deutsche Asset Management.

• Joined Deutsche Asset Management in 1991 and the fund team in 2002.

• Over 12 years of investment industry experience.

• Head of emerging market debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

Edwin Gutierrez

Vice President of Deutsche Asset Management.

• Joined Deutsche Asset Management in 2000 after five years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

• MSc, Georgetown University.

• Joined the fund team in 2002.

In the following interview, Jan C. Faller, lead portfolio manager of Scudder Strategic Income Trust, discusses market conditions and the fund's investment strategy during the 12-month period ended November 30, 2003.

Q: How did the fund perform over the 12 months ended November 30, 2003?

A: Over the 12-month period ended November 30, 2003, the fund's total return was 25.52% based on net asset value. The fund's return based on its market price was 43.74%. This compares with the 19.49% average return of the fund's peers in the Lipper Flexible Income Funds category for closed-end funds.1

1 The Lipper Flexible Income Funds category includes closed-end funds that emphasize income generation by investing at least 85% of assets in debt issues and preferred and convertible securities. Common stocks and warrants cannot exceed 15%. It is not possible to invest directly in the Lipper category.

Q: Will you discuss the general market environment for the sectors the fund was invested in during the period?

A: During the past 12 months, both high-yield debt and emerging-market debt provided strong performance. Prior to the current fiscal year, high yield endured a tough environment amid corporate accounting scandals, global political turmoil and a volatile stock market. We always felt that high-yield bonds - though they often perform in tandem with stocks - were not in a "bubble" the way equities were. More recently, high-yield bonds have benefited from strong demand from risk-tolerant investors as yields of investment-grade and Treasury bonds declined dramatically. Now high yields seem to have returned to "fair value" after investors snapped up many of these bonds at depressed prices. On the other hand, fair value price for some high-yield bonds continued to rise as government economic statistics improved and we saw the recovery beginning to gain traction.

Within emerging markets, Brazil and Russia were the biggest stories. At the beginning of the period, Brazil elected a new president, Luiz Inacio Lula da Silva. A politician from a populist background, Lula began to "shift gears" a third of the way through the election. From the reforms that he has begun to push through, it's clear that Lula is conscious of investor concerns. At the same time, he's managed to be popular among the Brazilian people. Lula has kept two important constituents happy, and the market has rewarded him handsomely for that. In Russia, despite the controversy over the arrest of Yukos Oil Company president Mikhail Khodorkovsky, sovereign debt continues to perform well, as the market has kept its confidence in the ability of President Putin and the Russian administration to maintain order and meet the country's debt obligations. The growth of Russia's oil business has continued to put the country on a more sound financial footing, and early December 2003 elections have solidified Putin's political standing.

Q: What impact has exposure to these two areas had on the fund's performance?

A: The fund strongly benefited from its high-yield allocation during the period. Lower-quality high-yield bonds were the strongest performers, and we gradually shifted the Trust's exposure in the direction of lower-quality high-yield bonds during the fiscal year. In the emerging markets, the good news mentioned earlier from Brazil and Russia was the main driver of positive performance. Brazilian "C" Brady bonds, which had been distressed, have soared in value as President Lula has shown himself to be investor friendly. Russian bonds also posted strong gains as the country's leaders made progress in shoring up Russia's fiscal picture.

Q: What detracted from performance during the period?

A: In high yield we began the year with a credit quality concentration tilted toward the higher end of the spectrum. This held the performance of the fund's high-yield exposure back as lower-quality credits provided the best returns during the year. As the year progressed, the Trust shifted its exposure down the credit spectrum. Thus the Trust did benefit from lower-quality returns later in the year. Within emerging markets, as Brazil recovered, we turned our attention from global debt to local bonds, as our analysis indicated that local debt offered better value. While local debt did rally with the country overall, global debt continued to lead in terms of performance. Thus, this shift held back returns somewhat in emerging markets.

Q: How do you assess the market environment for the fund's sectors at present?

A: As previously mentioned, we believe that high-yield bonds seem to have reached fair value for the moment. We think that emerging markets are fully valued and somewhat vulnerable to external shocks that might come along, though we believe any such events would be short-term in nature. Following increases in short-term interest rates by the Bank of England and the Australian central bank late in the period - the first such moves in the current global business cycle - we are carefully monitoring US Federal Reserve statements for any signs of a near-term shift in policy. We believe that Scudder Strategic Income Trust remains an attractive vehicle for investors seeking high current return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2003

Portfolio Composition	11/30/03	11/30/02

Emerging Market Bonds	42%	44%
High-Yield Corporate Bonds	55%	30%
Cash and Equivalents	2%	3%
US Treasury Obligations	-	3%
Convertible Bonds	1%	-
Government National Mortgage Association	-	14%
US Agency Obligations	-	5%
US Government Agency Pass-Thrus	-	1%
	100%	100%

Quality	11/30/03	11/30/02

Government and Agency	-	23%
A	3%	-
BBB	14%	11%
BB	24%	24%
B	48%	35%
Below B	8%	6%
Not rated	3%	1%
	100%	100%

Interest Rate Sensitivity	11/30/03	11/30/02

Average Maturity	11.0 years	11.2 years
Duration	6.4 years	5.3 years

Portfolio composition, quality and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A monthly Fact Sheet and quarterly Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 51.3%
Consumer Discretionary 15.0%
Adelphia Communications Corp., 10.25%, 6/15/2011*	50,000	42,875
Advantica Restaurant Co.:
11.25%, 1/15/2008	50,000	34,500
12.75%, 9/30/2007	50,000	51,500
American Achieve Corp., 11.625%, 1/1/2007	85,000	93,713
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	105,000	100,013
Ameristar Casino, Inc., 10.75%, 2/15/2009	50,000	57,250
Boca Resorts, Inc., 9.875%, 4/15/2009	145,000	154,425
Buffets, Inc., 11.25%, 7/15/2010	100,000	107,375
Carrols Corp., 9.5%, 12/1/2008	50,000	49,750
Central Garden & Pet Co., 9.125%, 2/1/2013	50,000	55,125
Charter Communications Holdings LLC:
8.625%, 4/1/2009	95,000	76,000
9.625%, 11/15/2009	110,000	88,825
144A, 10.25%, 9/15/2010	130,000	132,275
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	85,000	92,650
Cinemark USA, Inc.:
8.5%, 8/1/2008	50,000	52,250
9.0%, 2/1/2013	80,000	88,800
Circus & Eldorado, 10.125%, 3/1/2012	100,000	101,750
CKE Restaurants, Inc., 9.125%, 5/1/2009	50,000	51,000
CSC Holdings, Inc.:
7.875%, 12/15/2007	80,000	82,000
Senior Notes, 7.25%, 7/15/2008	50,000	50,250
Dex Media East LLC, 12.125%, 11/15/2012	285,000	342,713
Dex Media West LLC, 144A, 9.875%, 8/15/2013	75,000	85,125
Dex Media, Inc.:
144A, 8.0%, 11/15/2013	50,000	50,750
144A, Step Coupon, 0% to 11/15/2008, 9.0% to 11/15/2013	50,000	33,500
DIMON, Inc.:
144A, 7.75%, 6/1/2013	50,000	50,750
Series B, 9.625%, 10/15/2011	190,000	210,900
Eldorado Resorts LLC, 10.5%, 8/15/2006	101,000	102,136
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	65,000	66,950
General Motors Corp., 8.25%, 7/15/2023	60,000	64,704
Group 1 Automotive, Inc., 144A, 8.25%, 8/15/2013	60,000	63,450
Herbst Gaming, Inc., 10.75%, 9/1/2008	185,000	207,200
Inn of the Mountain Gods, 144A, 12.0%, 11/15/2010	60,000	63,600
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	95,000	84,431
International Game Technology, 8.375%, 5/15/2009	85,000	100,615
Intrawest Corp., 10.5%, 2/1/2010	85,000	93,713
J.C. Penney Co., Inc., 6.875%, 10/15/2015	50,000	52,750
Jacobs Entertainment Co., 11.875%, 2/1/2009	60,000	65,850
Jefra Cosmetics, 10.75%, 5/15/2011	100,000	107,000
Kellwood Co., 7.625%, 10/15/2017	55,000	58,300
Keystone Automotive Operation, 144A, 9.75%, 11/1/2013	50,000	52,813
Krystal, Inc., 10.25%, 10/1/2007	60,000	60,075
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	75,000	82,500
Levi Strauss & Co., 12.25%, 12/15/2012	50,000	36,125
Lin Television Corp., 144A, 6.5%, 5/15/2013	50,000	49,375
Mediacom Broadband LLC, 11.0%, 7/15/2013	50,000	53,625
Mediacom LLC, 7.875%, 2/15/2011	50,000	46,500
MGM Mirage, Inc., 6.0%, 10/1/2009	50,000	50,688
Mortons Restaurant Group, 144A, 7.5%, 7/1/2010	50,000	45,500
National Vision, Inc., 12.0%, 3/30/2009	79,365	36,508
Norcraft Co. LP, 144A, 9.0%, 11/1/2011	50,000	52,750
Old Evangeline Downs, 13.0%, 3/1/2010	50,000	52,750
PEI Holding, Inc., 11.0%, 3/15/2010	65,000	75,481
Penn National Gaming, Inc., 144A, 6.875%, 12/1/2011	50,000	49,375
Petro Stopping Centers, 10.5%, 2/1/2007	225,000	228,375
PRIMEDIA, Inc., 8.875%, 5/15/2011	90,000	93,150
Rayovac Corp., 144A, 8.5%, 10/1/2013	50,000	52,000
Remington Arms Co., Inc., 10.5%, 2/1/2011	105,000	109,200
Renaissance Media Group, Step-up Coupon 10.0%, 4/15/2008	115,000	118,019
Rent-Way, Inc., 144A, 11.875%, 6/15/2010	50,000	54,500
Restaurant Co., 11.25%, 5/15/2008	66,594	66,427
Rite Aid Corp.:
"C1", Series 97, 7.3%, 3/10/2019	86,632	77,535
144A, 6.125%, 12/15/2008	50,000	47,250
River Rock Entertainment, 144A, 9.75%, 11/1/2011	70,000	74,200
Samsonite Corp., 10.75%, 6/15/2008	175,000	181,563
Schuler Homes, Inc., 10.5%, 7/15/2011	115,000	131,531
Scientific Games Corp., 12.5%, 8/15/2010	50,000	59,000
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	60,000	61,950
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	155,000	165,463
8.75%, 12/15/2011	75,000	82,500
Six Flags, Inc., 8.875%, 2/1/2010	185,000	180,838
Sonic Automotive, Inc.:
144A, 8.625%, 8/15/2013	15,000	15,788
144A, 8.625%, 8/15/2013	110,000	115,775
Transwestern Publishing, Series F, 9.625%, 11/15/2007	165,000	170,363
Trump Holdings & Funding, 11.625%, 3/15/2010	90,000	80,775
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	110,000	115,500
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	70,000	69,475
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	80,000	70,200
		6,632,205
Consumer Staples 1.8%
Agrilink Foods, Inc., 11.875%, 11/1/2008	37,000	39,174
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	96,000	111,240
General Nutrition Center, 144A, 8.5%, 12/1/2010	50,000	51,000
Jostens Holding Corp., 144A, Step-up Coupon, 0% to 12/1/2008, 10.25% to 12/1/2013	50,000	31,500
Michael Foods, Inc., Series B, 144A, 8.0%, 11/15/2013	55,000	56,375
National Beef Pack, 144A, 10.5%, 8/1/2011	50,000	54,750
Pilgrim's Pride Corp., 9.625%, 9/15/2011	50,000	54,500
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013	60,000	61,500
PPC Escrow Corp., 144A, 9.25%, 11/15/2013	50,000	51,250
Salton, Inc., 10.75%, 12/15/2005	50,000	51,250
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	155,000	163,138
Williams Scotsman, Inc., 9.875%, 6/1/2007	85,000	82,875
		808,552
Energy 5.4%
Avista Corp., 9.75%, 6/1/2008	205,000	239,850
Citgo Petroleum Corp., 11.375%, 2/1/2011	235,000	271,425
Coastal Corp., 6.5%, 6/1/2008	60,000	51,300
Continental Resources, Inc., 10.25%, 8/1/2008	130,000	130,000
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	50,000	54,750
Edison Mission Energy, 7.73%, 6/15/2009	215,000	199,950
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	95,000	92,150
Newpark Resources, Inc., 8.625%, 12/15/2007	70,000	72,100
North American Energy Partners, 144A, 8.75%, 12/1/2011	50,000	51,625
On Semiconductor Corp., 12.0%, 5/15/2008	95,000	110,200
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	50,000	50,750
Series B, 10.125%, 11/15/2009	140,000	146,300
Pemex Project Funding Master Trust, 7.375%, 12/15/2014	200,000	210,000
Pioneer Natural Resources Co., 9.625%, 4/1/2010	165,000	204,101
Southern Natural Gas Co., 8.875%, 3/15/2010	60,000	66,150
Stone Energy Corp., 8.25%, 12/15/2011	115,000	123,625
Trico Marine Services, Inc., 8.875%, 5/15/2012	80,000	49,200
Westport Resources Corp., 8.25%, 11/1/2011	50,000	54,500
Williams Co., Inc., 8.125%, 3/15/2012	50,000	54,000
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	75,000	76,125
Wiser Oil Co., 9.5%, 5/15/2007	70,000	67,550
		2,375,651
Financials 3.2%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	105,000	105,525
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	33,000	27,885
AmeriCredit Corp.:
9.25%, 5/1/2009	110,000	113,850
9.875%, 4/15/2006	110,000	113,850
CBRE Escrow, Inc., 144A, 9.75%, 5/15/2010	70,000	77,875
Dollar Financial Group, 144A, 9.75%, 11/15/2011	80,000	82,400
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	105,000	108,150
Global Exchange Services, Inc., LIBOR plus 9.0%**, 12.0%, 7/15/2008	75,000	71,250
IOS Capital LLC, 7.25%, 6/30/2008	80,000	80,400
LaBranche & Co., Inc., 12.0%, 3/2/2007	70,000	67,200
Poster Financial Group, 144A, 8.75%, 12/1/2011	50,000	51,188
PXRE Capital Trust I, 8.85%, 2/1/2027	55,000	50,119
Qwest Capital Funding, Inc., 7.75%, 8/15/2006	160,000	164,000
Qwest Corp., 7.25%, 10/25/2035	50,000	48,125
R.H. Donnelley Finance Corp.:
144A, 10.875%, 12/15/2012	65,000	76,781
10.875%, 12/15/2012	50,000	59,063
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	50,000	52,750
Universal City Development, 11.75%, 4/1/2010	65,000	75,400
		1,425,811
Health Care 1.8%
AmerisourceBergen Corp., 7.25%, 11/15/2012	95,000	100,938
Genesis Healthcare Corp., 144A, 8.0%, 10/15/2013	50,000	50,875
HEALTHSOUTH Corp., 7.625%, 6/1/2012	90,000	82,350
HMP Equity Holdings Corp., 144A, Zero Coupon, 5/15/2008	55,000	29,150
Neighbore, Inc., 144A, 6.875%, 11/15/2013	50,000	50,375
Norcross Safety Products, 144A, 9.875%, 8/15/2011	55,000	60,225
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	50,000	53,500
Tenet Healthcare Corp.:
6.375%, 12/1/2011	215,000	198,875
7.375%, 2/1/2013	150,000	145,125
		771,413
Industrials 8.1%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	50,000	49,981
Allied Waste North America, Inc.:
Series B, 8.875%, 4/1/2008	130,000	143,325
Series B, 10.0%, 8/1/2009	50,000	54,000
AMI Semiconductor, Inc., 10.75%, 2/1/2013	32,000	38,080
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	70,000	76,825
Argo-Tech Corp., 8.625%, 10/1/2007	80,000	78,800
AutoNation, Inc., 9.0%, 8/1/2008	60,000	68,250
Avondale Mills, Inc., 10.25%, 7/1/2013	110,000	73,700
Browning-Ferris Industries, 9.25%, 5/1/2021	50,000	55,125
Case New Holland, Inc., 144A, 9.25%, 8/1/2011	50,000	56,000
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	80,000	86,400
Collins & Aikman Products, 10.75%, 12/31/2011	135,000	121,500
Congoleum Corp., 8.625%, 8/1/2008*	50,000	30,250
Continental Airlines, Inc., 8.0%, 12/15/2005	50,000	48,500
Corrections Corp. of America:
144A, 7.5%, 5/1/2011	50,000	52,375
9.875%, 5/1/2009	50,000	55,813
CP Ships Ltd., 10.375%, 7/15/2012	105,000	121,800
Dana Corp.:
7.0%, 3/1/2029	55,000	50,325
9.0%, 8/15/2011	50,000	56,750
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	80,000	41,600
Delta Air Lines, Inc., 7.9%, 12/15/2009	85,000	66,725
Eagle-Picher Industries, Inc., 144A, 9.75%, 9/1/2013	55,000	58,438
Evergreen International Aviation, 144A, 12.0%, 5/15/2010	80,000	64,000
Flextronics International Ltd., 6.5%, 5/15/2013	55,000	55,000
Golden State Petroleum Transportation, 8.04%, 2/1/2019	50,000	48,415
Hercules, Inc., 11.125%, 11/15/2007	175,000	209,125
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	55,000	60,363
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	65,000	72,800
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	50,000	55,000
Kansas City Southern:
7.5%, 6/15/2009	65,000	67,600
9.5%, 10/1/2008	65,000	72,881
Metaldyne Corp., 144A, 10.0%, 11/1/2013	55,000	52,800
Millennium America, Inc.:
7.625%, 11/15/2026	120,000	106,200
9.25%, 6/15/2008	210,000	225,225
144A, 9.25%, 6/15/2008	70,000	75,075
Mobile Mini, Inc., 144A, 9.5%, 7/1/2013	75,000	81,469
Motors and Gears, Inc., 10.75%, 11/15/2006	65,000	54,600
Neenah Corp., 11.0%, 9/30/2010	50,000	54,000
Overseas Shipholding Group, 8.75%, 12/1/2013	50,000	54,563
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	115,000	5,750
Republic Engineered Products LLC, 10.0%, 8/16/2009*	96,000	36,480
Resolution Performance Products LLC, 13.5%, 11/15/2010	135,000	106,650
Seabulk International, Inc., 144A, 9.5%, 8/15/2013	85,000	88,613
Tech Olympic USA, Inc., 10.375%, 7/1/2012	75,000	83,250
Tenneco Automotive, Inc., 11.625%, 10/15/2009	60,000	63,300
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	50,000	57,500
Westlake Chemical Corp., 144A, 8.75%, 7/15/2011	155,000	166,625
Xerox Corp., 7.125%, 6/15/2010	90,000	92,475
		3,594,321
Information Technology 0.8%
Cooperative Computing, 144A, 10.5%, 6/15/2011	50,000	54,250
Digitalnet, Inc., 144A, 9.0%, 7/15/2010	32,000	35,120
Lucent Technologies, Inc.:
6.45%, 3/15/2029	105,000	80,063
7.25%, 7/15/2006	85,000	85,638
Stratus Technologies, Inc., 144A, 10.375%, 12/1/2008	50,000	51,250
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	50,000	52,188
		358,509
Materials 6.7%
Aqua Chemical, Inc., 11.25%, 7/1/2008	50,000	40,000
ARCO Chemical Co., 9.8%, 2/1/2020	270,000	253,800
Buckeye Technologies, Inc., 144A, 8.5%, 10/1/2013	60,000	63,900
Caraustar Industries, Inc., 9.875%, 4/1/2011	105,000	111,825
Cascades, Inc., 7.25%, 2/15/2013	70,000	73,150
Dan River, Inc., 144A, 12.75%, 4/15/2009	50,000	14,500
Dayton Superior Corp.:
144A, 10.75%, 9/15/2008	55,000	56,169
13.0%, 6/15/2009	50,000	41,250
DIMAC Corp., 144A, 12.5%, 10/1/2008*	600,000	6,000
Equistar Chemical/Funding Corp., 10.625%, 5/1/2011	80,000	84,800
Equistar Chemicals LP, 8.75%, 2/15/2009	290,000	291,450
Euramax International PLC, 144A, 8.5%, 8/15/2011	65,000	68,900
Fibermark, Inc., 10.75%, 4/15/2011	95,000	61,750
Foamex LP, 10.75%, 4/1/2009	100,000	89,750
Fonda Group, 9.5%, 3/1/2007	50,000	44,375
Georgia-Pacific Corp.:
7.375%, 12/1/2025	145,000	135,213
7.7%, 6/15/2015	140,000	144,550
8.875%, 2/1/2010	50,000	56,625
9.375%, 2/1/2013	130,000	149,175
Hexcel Corp., 144A, 9.75%, 1/15/2009	50,000	52,125
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	65,000	70,850
Huntsman International LLC, 144A, 11.625%, 10/15/2010	50,000	49,000
IMC Global, Inc., 144A, 10.875%, 8/1/2013	145,000	152,975
Koppers Industry, Inc., 144A, 9.875%, 10/15/2013	50,000	54,250
Nalco Co., 144A, 7.75%, 11/15/2011	90,000	93,825
Neenah Corp., 144A, 13.0%, 9/30/2013	49,731	48,239
Owens-Brockway Glass Container, 8.25%, 5/15/2013	110,000	115,225
Pliant Corp.:
11.125%, 9/1/2009	65,000	67,600
13.0%, 6/1/2010	50,000	46,000
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	50,000	54,500
Tekni-Plex, Inc., 144A, 8.75%, 11/15/2013	55,000	56,238
Texas Industries, Inc., 144A, 10.25%, 6/15/2011	55,000	61,875
Trimas Corp., 9.875%, 6/15/2012	80,000	82,400
United States Steel LLC, 9.75%, 5/15/2010	140,000	150,150
US Can Corp., Series B, 12.375%, 10/1/2010	55,000	47,300
		2,989,734
Telecommunication Services 5.5%
ACC Escrow Corp., 144A, 10.0%, 8/1/2011	195,000	213,525
American Tower Corp., 9.375%, 2/1/2009	140,000	147,000
American Tower Escrow Corp., Zero Coupon, 8/1/2008	105,000	71,925
Century Communications Corp., 8.375%, 11/15/2017*	50,000	40,313
Cincinnati Bell, Inc., 144A, 8.375%, 1/15/2014	170,000	178,075
Crown Castle International Corp.:
144A, 7.5%, 12/1/2013	50,000	49,500
9.375%, 8/1/2011	100,000	110,000
Dobson Communications Corp., 144A, 8.875%, 10/1/2013	115,000	115,719
General Cable Corp., 144A, 9.5%, 11/15/2010	50,000	52,625
Insight Midwest:
9.75%, 10/1/2009	50,000	52,750
10.5%, 11/1/2010	80,000	87,200
LCI International, Inc., 7.25%, 6/15/2007	75,000	70,500
Level 3 Communications, Inc.:
11.0%, 3/15/2008	65,000	63,050
Step-up Coupon, 0% to 12/01/2003, 10.5% to 12/01/2008	50,000	46,750
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	65,000	67,925
Nextel Communications, Inc., 9.5%, 2/1/2011	135,000	154,238
Nextel Partners, Inc.:
144A, 8.125%, 7/1/2011	105,000	109,200
11.0%, 3/15/2010	65,000	71,500
Northern Telecom Capital, 7.875%, 6/15/2026	50,000	49,000
Qwest Corp.:
5.625%, 11/15/2008	60,000	58,800
7.25%, 9/15/2025	145,000	142,463
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	130,000	152,913
144A, 14.0%, 12/15/2014	120,000	147,600
Rural Cellular Corp., 144A, 9.875%, 2/1/2010	65,000	67,275
Shaw Communications, Inc., 8.25%, 4/11/2010	50,000	56,000
Western Wireless Corp., 9.25%, 7/15/2013	70,000	72,800
		2,448,646
Utilities 3.0%
AES Corp., 144A, 9.0%, 5/15/2015	50,000	54,438
Calpine Corp.:
144A, 8.5%, 7/15/2010	340,000	315,350
8.5%, 2/15/2011	50,000	36,375
CMS Energy Corp.:
7.5%, 1/15/2009	260,000	261,950
144A, 7.75%, 8/1/2010	90,000	91,350
8.5%, 4/15/2011	50,000	52,125
El Paso Corp., 7.375%, 12/15/2012	85,000	72,250
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	185,000	176,675
PG&E Corp., 144A, 6.875%, 7/15/2008	50,000	53,250
Sonat, Inc., 7.625%, 7/15/2011	70,000	60,550
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	105,000	113,925
Western Resources, Inc., 9.75%, 5/1/2007	50,000	57,312
		1,345,550
Total Corporate Bonds (Cost $22,398,426)		22,750,392

Foreign Bonds - US$ Denominated 56.0%
Alestra SA de RL de CV, 8.0%, 6/30/2010	50,000	43,125
Antenna TV SA, 9.0%, 8/1/2007	50,000	49,375
Avecia Group PLC, 11.0%, 7/1/2009	85,000	72,250
Banque Centrale de Tunisie, 8.25%, 9/19/2027	30,000	32,850
Biovail Corp., 7.875%, 4/1/2010	70,000	67,900
Burns, Philp & Co., Ltd., 144A, 9.75%, 7/15/2012	105,000	108,938
Conproca SA de CV, 12.0%, 6/16/2010	100,000	127,000
Corp Durango SA, 144A, 13.75%, 7/15/2009*	50,000	29,250
Crown Euro Holdings SA, 10.875%, 3/1/2013	120,000	138,600
Eircom Funding, 144A, 8.25%, 8/15/2013	70,000	75,950
Empressa Brasileira, 144A, 11.0%, 8/12/2015	50,000	49,525
Fage Dairy Industry SA, 9.0%, 2/1/2007	130,000	130,000
Federal Republic of Brazil, 10.0%, 8/7/2011	200,000	211,400
Federative Republic of Brazil:
8.875%, 4/15/2024	1,570,000	1,405,150
C Bond, 8.0%, 4/15/2014	252,439	242,973
Floating Rate Bond, LIBOR plus .875%, 2.0625%**, 4/15/2009	601,784	561,916
Floating Rate Bond, LIBOR plus .875%, 2.0625%**, 4/15/2012	600,000	528,000
Gerdau Ameristeel Corp., 144A, 10.375%, 7/15/2011	50,000	53,000
Innova S de R.L.:
144A, 9.375%, 9/19/2013	100,000	102,250
12.875%, 4/1/2007	37,781	38,726
Ivory Coast, Series YR20, Step-up Coupon, 2.0%, 3/29/2018*	240,000	42,000
LeGrand SA, 8.5%, 2/15/2025	50,000	52,375
Luscar Coal Ltd., 9.75%, 10/15/2011	60,000	68,100
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	50,000	50,813
Millicom International Cellular SA:
144A, 10.0%, 12/1/2013	120,000	123,000
144A, 11.0%, 6/1/2006	39,000	39,975
Mobifon Holdings BV, 12.5%, 7/31/2010	105,000	120,225
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	65,000	64,756
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/2010	383,354	346,500
Nortel Networks Corp., 6.125%, 2/15/2006	135,000	135,844
OAO Gazprom, 144A, 9.625%, 3/1/2013	120,000	130,200
Petro Mexicanos, 8.625%, 12/1/2023	100,000	108,000
Petroliam Nasional Berhad, 7.75%, 8/15/2015	880,000	1,047,904
Petronas Capital Ltd., 7.0%, 5/22/2012	100,000	113,000
PTC International Finance II SA, 11.25%, 12/1/2009	50,000	54,750
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.063%**, 3/4/2010	455,000	441,350
Republic of Argentina:
9.75%, 9/19/2027*	1,110,000	271,950
11.375%, 3/15/2010*	350,000	91,000
Series BGL4, 11.0%, 10/9/2006*	250,000	63,750
11.375%, 3/15/2010*	640,000	166,400
12.25%, 6/19/2018*	530,625	127,350
Republic of Bulgaria, 8.25%, 1/15/2015	1,790,000	2,085,350
Republic of Ecuador, Step-up Coupon, 7.0%, 8/15/2030	800,000	560,000
Republic of El Salvador:
8.25%, 4/10/2032	230,000	218,500
144A, 8.25%, 4/10/2032	600,000	570,000
Republic of Guatemala, 9.25%, 8/1/2013	200,000	218,000
Republic of Philippines:
8.375%, 3/12/2009	200,000	203,000
9.375%, 1/18/2017	190,000	194,513
9.5%, 10/21/2024	400,000	435,000
Republic of Turkey:
10.5%, 1/13/2008	360,000	418,050
11.0%, 1/14/2013	300,000	357,000
11.875%, 1/15/2030	200,000	254,000
12.375%, 6/15/2009	1,400,000	1,739,500
Republic of Ukraine, 11.0%, 3/15/2007	182,938	203,061
Republic of Venezuela:
5.375%, 8/7/2010	750,000	577,500
9.25%, 9/15/2027	50,000	41,500
10.75%, 9/19/2013	1,010,000	992,325
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	750,000	665,625
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 1.875%, 12/18/2007**	321,452	298,951
Royal Caribbean Cruises Ltd., 7.5%, 10/15/2027	60,000	57,225
Russian Federation:
11.0%, 7/24/2018	100,000	132,250
12.75%, 6/24/2028	150,000	234,375
Series REGS, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	1,190,000	1,114,911
Russian Ministry of Finance, 3.0%, 5/14/2011	980,000	744,800
Stena AB, 144A, 7.5%, 11/1/2013	50,000	50,563
Telus Corp., 8.0%, 6/1/2011	55,000	63,163
Tembec Industries, Inc., 144A, 8.5%, 2/1/2011	200,000	195,500
TFM SA de CV:
10.25%, 6/15/2007	110,000	113,300
11.75%, 6/15/2009	185,000	187,775
12.5%, 6/15/2012	55,000	61,050
Tyco International Group SA:
6.375%, 10/15/2011	110,000	115,500
6.75%, 2/15/2011	80,000	86,000
Ukraine Government, 7.65%, 6/11/2013	1,100,000	1,116,500
United Mexican States:
8.0%, 9/24/2022	1,100,000	1,183,600
8.125%, 12/30/2019	600,000	661,500
8.125%, 12/30/2019	550,000	606,375
Vicap SA, 11.375%, 5/15/2007	85,000	82,450
Vitro SA de CV, 144A, 11.75%, 11/1/2013	65,000	61,750
Vivendi Universal SA:
144A, 6.25%, 7/15/2008	50,000	52,500
144A, 9.25%, 4/15/2010	120,000	140,400
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	32,000	29,360
Total Foreign Bonds - US$ Denominated (Cost $24,144,116)		24,850,142

Foreign Bonds - Non US$ Denominated 8.7%
Banque Centrale de Tunisie, 6.25%, 2/20/2013 EUR	250,000	311,766
EMI Group PLC, 144A, 8.625%, 10/15/2013 EUR	50,000	62,353
Federal Republic of Brazil, 11.0%, 2/4/2010 EUR	220,000	286,225
Huntsman International LLC, 10.125%, 7/1/2009 EUR	70,000	77,642
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	140,000	162,838
Pemex Project Funding Master Trust: 6.25%, 8/5/2013 EUR	500,000	599,730
6.625%, 4/4/2010 EUR	160,000	198,341
Poland Government, Series 1110, 6.0%, 11/24/2010 PLZ	2,200,000	515,104
Republic of Argentina:
7.5%, 5/23/2049* EUR	397,869	108,537
8.0%, 2/26/2008* EUR	200,000	52,760
8.5%, 2/23/2005* EUR	51,129	13,488
9.0%, 5/24/2005* EUR	50,000	12,740
9.25%, 7/20/2004* EUR	110,000	28,359
EURIBOR Plus 5.1%, 7.233%**, 12/22/2004* EUR	138,049	36,418
10.25%, 2/6/2049* EUR	102,258	24,524
12.0%, 9/19/2016* EUR	327,227	86,323
Republic of Romania, 8.5%, 5/8/2012 EUR	937,000	1,294,786
Total Foreign Bonds - Non US$ Denominated (Cost $3,673,214)		3,871,934

Convertible Bonds 0.8%
Aether Systems, 6.0%, 3/22/2005	50,000	49,000
Aristocrat Leisure Ltd., 144A, 5.0%, 5/31/2006	70,000	64,400
Conexant Systems, Inc., 4.0%, 2/1/2007	50,000	47,000
DIMON, Inc., 6.25%, 3/31/2007	50,000	47,500
Parker Drilling Co., 5.5%, 8/1/2004	150,000	149,250
Total Convertible Bonds (Cost $349,052)		357,150
US Treasury Obligations 0.4%
US Treasury Bond, 5.375%, 2/15/2031 (Cost $181,756)	165,000	170,956

	Shares	Value ($)

Common Stocks 0.0%
ACP Holding Co., 144A* (Cost $2,527)	6,738	3,369

Warrants 0.0%
ACP Holding Co., 144A*	5,993	2,349
Empire Gas Corp.*	359	0
Republic Technologies International LLC*	510	0
UIH Australia Pacific, Inc.*	280	0
Total Warrants (Cost $5)		2,349

Preferred Stocks 0.5%
CSC Holdings, Inc.	380	40,375
Paxson Communications Corp.	13	115,795
TNP Enterprises, Inc.	536	53,089
Total Preferred Stocks (Cost $202,048)		209,259

Convertible Preferred Stocks 0.3%
Alamosa Holdings, Inc., Series B	42	11,760
Hercules Trust II	165	117,975
Total Convertible Preferred Stocks (Cost $116,563)		129,735

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 1.09% (b) (Cost $883,763)	883,763	883,763

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $51,951,470) (a)	120.0	53,229,049
Notes payable	(23.1)	(10,250,000)
Other Assets and Liabilities, Net	3.1	1,363,498
Net Assets	100.0	44,342,547

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of November 30, 2003.
(a) The cost for federal income tax purposes was $52,034,218. At November 30, 2003, net unrealized appreciation for all securities based on tax cost was $1,194,831. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,472,910 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,278,079.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviations
EUR	Euro
PLZ	Polish Zlotys

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003
Assets
Investments: Investments in unaffiliated securities, at value (cost $51,067,707)	$ 52,345,286
Investment in Scudder Cash Management QP Trust (cost $883,763)	883,763
Total investments in securities, at value (cost $51,951,470)	53,229,049
Cash	16,218
Foreign currency, at value (cost $354,977)	358,940
Receivable for investments sold	783,251
Interest receivable	1,296,245
Foreign taxes recoverable	402
Unrealized appreciation on forward currency exchange contracts	23,838
Other assets	45
Total assets	55,707,988
Liabilities
Payable for investments purchased	495,371
Notes payable	10,250,000
Interest payable on notes	11,481
Dividends payable	305,804
Unrealized depreciation on forward currency exchange contracts	106,784
Accrued management fee	32,289
Other accrued expenses and payables	163,712
Total liabilities	11,365,441
Net assets, at value	$ 44,342,547
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(235,391)
Net unrealized appreciation (depreciation) on: Investments	1,277,579
Foreign currency related transactions	(77,106)
Accumulated net realized gain (loss)	(3,713,553)
Paid-in capital	47,091,018
Net assets, at value	$ 44,342,547
Net Asset Value
Net asset value per share ($44,342,547 / 3,482,857 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.73

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2003
Investment Income
Interest	$ 4,407,733
Interest - Scudder Cash Management QP Trust	25,262
Dividends	15,433
Total Income	4,448,428
Expenses: Management fee	355,496
Services to shareholders	20,630
Custodian fees	62,777
Auditing	50,542
Legal	3,704
Trustees' fees and expenses	12,475
Reports to shareholders	76,927
Interest expense	189,274
Stock exchange listing fees	23,780
Other	55,332
Total expenses, before expense reductions	850,937
Expense reductions	(825)
Total expenses, after expense reductions	850,112
Net investment income	3,598,316
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,523,998
Foreign currency related transactions	(332,050)
5,191,948
Net unrealized appreciation (depreciation) during the period on: Investments	738,333
Foreign currency related transactions	(90,914)
647,419
Net gain (loss) on investment transactions	5,839,367
Net increase (decrease) in net assets resulting from operations	$ 9,437,683

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2003
Cash Flows from Operating Activities:
Investment income received	$ 3,549,123
Payment of operating expenses	(599,686)
Payment of interest expense	(229,548)
Proceeds from sales and maturities of investments	120,487,233
Purchases of investments	(121,740,772)
Net purchases, sales and maturities of short term investments	280,871
Cash provided by operating activities	$ 1,747,221
Cash Flows from Financing Activities:
Net increase (decrease) in reverse repurchase agreements	$ (8,208,000)
Net increase (decrease) in notes payable	10,250,000
Distributions paid (net of reinvestment of distributions)	(3,737,295)
Cash used by financing activities	(1,695,295)
Increase (decrease) in cash	51,926
Cash at beginning of period*	323,232
Cash at end of period*	$ 375,158
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Used by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 9,437,683
Net (increase) decrease in cost of investments	(6,891,706)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(738,333)
(Increase) decrease in dividends and interest receivable	(513,225)
(Increase) decrease in receivable for investments sold	632,533
Increase (decrease) in payable for investments purchased	(296,978)
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	96,369
Increase (decrease) in interest payable on notes	(40,274)
Increase (decrease) in other accrued expenses and payables	61,152
Cash provided by operating activities	$ 1,747,221
Non-Cash Financing Activities:
Reinvestment of distributions	$ 30,031

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 3,598,316	$ 3,736,213
Net realized gain (loss) on investment transactions	5,191,948	(2,783,755)
Net unrealized appreciation (depreciation) on investment transactions during the period	647,419	761,447
Net increase (decrease) in net assets resulting from operations	9,437,683	1,713,905
Distributions to shareholders from: Net investment income	(3,759,898)	(3,965,889)
Fund share transactions: Reinvestment of distributions	30,031	47,529
Net increase (decrease) in net assets from Fund share transactions	30,031	47,529
Increase (decrease) in net assets	5,707,816	(2,204,455)
Net assets at beginning of period	38,634,731	40,839,186
Net assets at end of period (including accumulated distributions in excess of net investment income of $235,391 and $88,172, respectively)	$ 44,342,547	$ 38,634,731
Other Information
Shares outstanding at beginning of period	3,480,351	3,476,354
Shares issued to shareholders in reinvestment of distributions	2,506	3,997
Net increase in Fund shares	2,506	3,997
Shares outstanding at end of period	3,482,857	3,480,351

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.10	$ 11.75	$ 11.97	$ 12.88	$ 13.68
Income (loss) from investment operations:
Net investment income	1.04[b]	1.07[b]	1.23[b]	1.59[b]	1.69[b]
Net realized and unrealized gain (loss) on investment transactions	1.67	(.58)	(.01)	(.80)	(.69)
Total from investment operations	2.71	.49	1.22	.79	1.00
Less distributions from: Net investment income	(1.08)	(1.14)	(1.24)	(1.70)	(1.80)
Tax return of capital	-	-	(.20)	-	-
Total distributions	(1.08)	(1.14)	(1.44)	(1.70)	(1.80)
Net asset value, end of period	$ 12.73	$ 11.10	$ 11.75	$ 11.97	$ 12.88
Market value, end of period	$ 14.25	$ 10.85	$ 12.09	$ 12.44	$ 14.19
Total Return
Based on net asset value (%)[c]	25.52	4.49	9.89	5.55	6.03
Based on market value (%)[c]	43.74	(.74)	8.73	(.35)	(5.67)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	39	41	42	45
Ratio of expenses before expense reductions (%)	2.03	1.74	2.80	3.22	3.21
Ratio of expenses after expense reductions (%)	2.03	1.74	2.79	3.21	3.21
Ratio of expenses excluding interest expense (%)	1.58	1.32	1.40	1.28	1.40
Ratio of net investment income (%)	8.61	9.40	10.23	12.52	12.94
Portfolio turnover rate (%)	244	184	19	8	19
Total debt outstanding end of period ($ thousands)	10,250	8,208	9,407	13,377	13,284
Asset coverage per $1,000 of debt[d]	5,326	5,707	5,341	4,104	4,359
[a] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions are now included as interest income. The effect of these changes for the year ended November 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 9.58% to 9.40%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[d] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings at period end.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Reverse Repurchase Agreements. Prior to January 10, 2003, the Fund borrowed through the use of reverse repurchase agreements whereby the Fund agreed to sell and simultaneously agreed to repurchase certain securities at a mutually agreed date and price. At the time the Fund entered into a reverse repurchase agreement, it was required to pledge securities subject to repurchase. The sale of these securities was not recorded and the Fund agreed to later repay the amount borrowed plus interest. If the securities' value declined below the repurchase price, the Fund may have been obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction. Effective January 10, 2003 the Fund entered into a loan agreement with a bank not to exceed $13,000,000 and no longer participates in the $1.3 billion revolving credit facility. This lending arrangement will be used by the Fund for leverage funding replacing the Fund's use of reverse repurchase agreements.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $3,631,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2006 ($630,000), November 30, 2008 ($173,000), November 30, 2009 ($443,000) and November 30, 2010 ($2,385,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (3,631,000)
Net unrealized appreciation (depreciation) on investments	$ 1,194,831

In addition, during the year ended November 30, 2003 the tax character of distributions paid to shareholders by the Fund is summarized below:

	Years Ended November 30,
	2003	2002
Distributions from ordinary income*	$ 3,759,898	$ 3,965,889

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at November 30, 2003. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $117,004,957 and $114,518,702, respectively. Purchases and sales of US Treasury securities aggregated $4,448,870 and $5,618,540, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.85% of average weekly net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as sub-advisor to the Fund with respect to a portion of the Fund's portfolio that is allocated to it by the Advisor for management. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2003, the amount charged to the Fund by SISC aggregated $20,630, of which $10,000 is unpaid at November 30, 2003.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value such obligations. Moreover, high yield securities may be less liquid due to extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2003, the Fund's custodian and transfer agent fees were reduced by $825 and $0, respectively, under these arrangements.

G. Forward Foreign Currency Commitments

As of November 30, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	11,807	EUR	10,100	12/10/2003	$ 301
USD	109,043	EUR	93,000	2/6/2004	2,261
USD	402,156	MXP	4,625,000	2/6/2004	292
MXP	3,070,000	USD	277,276	1/29/2004	9,817
MXP	5,815,000	USD	517,165	2/6/2004	11,167
Total unrealized appreciation					$ 23,838

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
USD	402,916	MXP	4,615,000	2/6/2004	(1,338)
EUR	244,453	USD	274,988	12/10/2003	(18,066)
EUR	2,588,000	USD	3,011,149	1/29/2004	(86,879)
EUR	46,750	USD	55,375	3/26/2004	(501)
Total unrealized depreciation					$ (106,784)

Currency Abbreviations
EUR	Euro	USD	US Dollar
MXP	Mexican Pesos

H. Line of Credit

Prior to January 10, 2003, the Fund and several other affiliated funds (the ``Participants'') shared in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. Effective January 10, 2003 the Fund entered into a loan agreement with a Bank not to exceed $13,000,000 and is no longer a participant in the $1.3 billion revolving credit facility.

I. Borrowings

The notes payable represents a secured loan of $10,250,000 from State Street Bank and Trust Company at November 30, 2003. The note bears interest at the 90-day LIBOR rate plus 0.75% plus dealer fees (1.92% at November 30, 2003) which is payable at maturity. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $13,000,000 at any one time and which is renewable annually until January 10, 2004.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2003 was $10,456,490 with a weighted average interest rate of 2.016%.

J. Subsequent Event

Effective January 9, 2004, the size of the revolving credit agreement was increased not to exceed $20,000,000.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of
Scudder Strategic Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Strategic Income Trust, (the "Fund") as of November 30, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Income Trust at November 30, 2003, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 21, 2004	/s/ Ernst & Young LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979- January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Jan C. Faller[5] (37) Vice President, 2001-present	Managing Director, Deutsche Asset Management (1999-present); prior thereto, investment manager, PanAgora Asset Management, and banking officer, Wainwright Bank & Trust Co.	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KST
CUSIP Number	81123W-101

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2003, the Scudder Strategic Income
Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Income Trust

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Strategic Income Trust

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    --------------------------------------------